Exhibit 99.1

NEWS RELEASE

TO BUSINESS EDITOR:

PEOPLES FINANCIAL SERVICES CORP. Reports First Quarter 2019 Earnings

Scranton, PA, April 23, 2019/PRNEWSWIRE/ – Peoples Financial Services Corp. (“Peoples”) (NASDAQ: PFIS), the bank holding company for Peoples Security Bank and Trust Company, today reported unaudited financial results at and for the three months ended March 31, 2019.  Peoples reported net income of $6.4 million, or $0.87 per share for the first quarter of 2019, compared to $5.9 million, or $0.79 per share for the comparable period of 2018. The increase in earnings for the three months ended March 31, 2019 is the product of higher net interest income of $1.1 million due to growth in our average earning assets of $121.9 million from the year ago period which was partially offset by an increase of $0.4 million in other operating expenses.

In addition to evaluating its results of operations in accordance with GAAP, Peoples routinely supplements its evaluation with an analysis of certain non-GAAP financial measures, such as tangible stockholders’ equity and core net income ratios. The reported results included herein contain items, which Peoples considers non-core, namely gains and losses incurred within the investment securities portfolio and gains on the sale of other business lines. Peoples believes the reported non-GAAP financial measures provide information useful to investors in understanding its operating performance and trends. Where non-GAAP disclosures are used in this press release, a reconciliation to the comparable GAAP measure is provided in the accompanying tables. The non-GAAP financial measures Peoples uses may differ from the non-GAAP financial measures of other financial institutions.

NOTABLES

•	Loans, net growth of $123.8 million or 7.2% since March 31, 2018, with growth of $26.3 million or 5.9% annualized for the three months ended March 31, 2019.
•	Deposits have grown $148.2 million or 8.6% compared to March 31, 2018. Deposits decreased $6.8 million or 1.5% annualized for the three months ended March 31, 2019.
•	Tangible book value per share improved to $29.61 at March 31, 2019 from $28.78 at December 31, 2018 and from $27.08 at March 31, 2018.
•	Tax-equivalent net interest income increased $1.1 million or 6.4% to $18.7 million for the three months ended March 31, 2019 compared to $17.6 million for the same period in 2018.
•	Return on average assets was 1.13% and return on average equity was 9.26% for the three months ended March 31, 2019 compared to 1.08% and 8.89%, respectively for the three months ended March 31, 2018.
•	The allowance for loan losses to loans, net was 1.20% at March 31, 2019, an increase from 1.17% at December 31, 2018 and 1.14% at March 31, 2018.

 INCOME STATEMENT REVIEW

Calculated on a fully taxable equivalent basis (“FTE”), our tax-equivalent net interest margin for the three months ended March 31  was 3.58%  in 2019, compared to 3.57% for the same period in 2018. The tax-equivalent yield on earning assets increased 30 basis points to 4.44% for the three months ended March 31, 2019 from 4.14% during the corresponding period of 2018.  At the same time, we experienced higher interest-bearing liability costs due to increases in short-term market rates. Our cost of funds, which represents our average rate paid on total interest-bearing liabilities, increased 40 basis points to 1.14% for the three months ended March 31, 2019 when compared to 0.74% for the same period in 2018, the result of the Federal Open Market Committee’s (FOMC) actions to increase the federal funds rate 100 basis points in 2018.

Tax-equivalent net interest income for the three months ended March 31, increased $1.1 million or 6.4% to $18.7 million in 2019 from $17.6 million in 2018. The increase in tax equivalent net interest income was primarily due to a $124.2 million increase in average loans for the three months ended March 31, 2019 when compared to the same period in 2018. The tax-equivalent yield on the loan portfolio increased to 4.72% for the three months ended March 31, 2019, compared to 4.38% for the comparable period in 2018. Loans, net averaged $1.8 billion for the three months ended

March 31, 2019 and $1.7 billion for the comparable period in 2018. For the three months ended March 31, the tax-equivalent yield on total investments decreased to 2.55% in 2019 from 2.61% in 2018. Average investments totaled $276.7 million in 2019 and $279.6 million in 2018. Average interest-bearing liabilities increased $69.0 million for the three months ended March 31, 2019, compared to the corresponding period last year.

For the three months ended March 31, noninterest income totaled $3.4 million in 2019, a decrease from $3.6 million in 2018.   The decrease was due to lower service charges, fees and commissions related to the accrual of bank owned life insurance income in the year ago period, lower wealth management and merchant services revenue partially offset by an increase in revenue from interest rate swaps in the current period.

Noninterest expense increased $0.4 million or 3.1% to $13.5 million for the three months ended March 31, 2019, from $13.1 million for the three months ended March 31, 2018. Salaries and employee benefits increased $0.6 million or 9.2% due to merit increases and continued investment in our expansion. Occupancy and equipment expenses also increased due to our market expansion when comparing the three months ending March 31, 2019 and 2018 as those expenses increased $0.1 million or 5.2%. Offsetting the increase in salaries and occupancy expenses, professional fees and outside services decreased $0.3 million for the three months ended March 31, 2019.

 BALANCE SHEET REVIEW

At March 31, 2019, total assets, loans and deposits were $2.3 billion, $1.8 billion and $1.9 billion, respectively. Loans, net increased $26.3 million or 5.9% annualized from December 31, 2018.  The growth in loans was primarily from commercial real estate and commercial and industrial loans.  Total deposits decreased  $6.8 million or 1.5% annualized from December 31, 2018 as seasonal factors led to lower public fund balances.  Non-interest bearing deposits increased $22.6 million or 22.3% annualized while interest-bearing deposits decreased $29.4 million or 8.1% annualized during the three months ended March 31, 2019. To fund balance sheet growth, short-term borrowings increased $22.5 million in conjunction with the decrease in deposits. Total investments were $278.8 million at March 31, 2019, including $270.4 million securities classified as available-for-sale and $8.2 million classified as held-to-maturity. Premises and equipment, net increased $5.8 million and other liabilities increased $8.1 million, primarily due to the adoption of Accounting Standards Update (“ASU”) 2016-02 using the optional transition method under ASU 2018-11 on January 1, 2019. With the adoption of this ASU, we recognized a right-of-use asset and corresponding lease liability in the amount of $5.5 million related to leased properties.

Stockholders’ equity equaled $284.6 million or $38.46 per share at March 31, 2019, and $278.6 million or $37.66 per share at December 31, 2018. Tangible stockholders’ equity improved to $29.61 per share at March 31, 2019, from $28.78 per share at December 31, 2018. Dividends declared for the three months ended March 31, 2019 amounted to $0.34 per share, a 6.3% increase from the year ago period, representing a dividend payout ratio of 39.1%.

ASSET QUALITY REVIEW

Nonperforming assets were $14.0 million or 0.76% of loans, net and foreclosed assets at March 31, 2019, compared to $10.0 million or 0.55% of loans, net and foreclosed assets at December 31, 2018. The increase in nonperforming assets was due to placing a $4.7 million credit on non-accrual. The allowance for loan losses equaled $22.1 million or 1.20% of loans, net at March 31, 2019 compared to $21.4 million or 1.17% of loans, net, at December 31, 2018. Loans charged-off, net of recoveries, for the three months ended March 31, 2019 and 2018, equaled $0.3 million or 0.07% of average loans.

About Peoples:

Peoples Financial Services Corp. is the parent company of Peoples Security Bank and Trust Company, a community bank serving Bucks, Lackawanna, Lehigh, Luzerne, Monroe, Montgomery, Northampton, Schuylkill, Susquehanna, Wayne and Wyoming Counties in Pennsylvania and Broome County in New York through 27 offices. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. Peoples’ business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently applied credit policies.

SOURCE: Peoples Financial Services Corp.
/Contact:	MEDIA/INVESTORS, Marie L. Luciani, Investor Relations Officer, 570.346.7741 or marie.luciani@psbt.com
Co:	Peoples Financial Services Corp.
St:	Pennsylvania
In:	Fin

Safe Harbor Forward-Looking Statements:

We make statements in this press release, and we may from time to time make other statements regarding our outlook or expectations for future financial or operating results and/or other matters regarding or affecting Peoples Financial Services Corp., Peoples Security Bank and Trust Company, and its subsidiaries (collectively, “Peoples”) that are considered “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” For these statements, Peoples claims the protection of the statutory safe harbors for forward-looking statements.

Peoples cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: prevailing economic and political conditions, particularly in our market area; credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; our ability to identify and address cyber-security risks and other economic, competitive, governmental, regulatory and technological factors affecting Peoples’ operations, pricing, products and services and other factors that may be described in Peoples’ Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission from time to time.

In addition to these risks, acquisitions and business combinations, present risks other than those presented by the nature of the business acquired. Acquisitions and business combinations may be substantially more expensive to complete than originally anticipated, and the anticipated benefits may be significantly harder-or take longer-to achieve than expected. As regulated financial institutions, our pursuit of attractive acquisition and business combination opportunities could be negatively impacted by regulatory delays or other regulatory issues. Regulatory and/or legal issues related to the pre-acquisition operations of an acquired or combined business may cause reputational harm to Peoples following the acquisition or combination, and integration of the acquired or combined business with ours may result in additional future costs arising as a result of those issues.

 The forward-looking statements are made as of the date of this release, and, except as may be required by applicable law or regulation, Peoples assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

[TABULAR MATERIAL FOLLOWS]

Summary Data

Peoples Financial Services Corp.

Five Quarter Trend

(In thousands, except share and per share data)

	Mar 31	Dec 31	Sept 30	June 30	Mar 31
	2019	2018	2018	2018	2018
Key performance data:
Per share data:
Net income	$0.87	$0.86	$0.91	$0.81	$0.79
Core net income (1)	$0.87	$0.86	$0.91	$0.77	$0.79
Cash dividends declared	$0.34	$0.33	$0.33	$0.33	$0.32
Book value	$38.46	$37.72	$36.89	$36.43	$36.05
Tangible book value (1)	$29.61	$28.78	$27.99	$27.50	$27.08
Market value:
High	$46.74	$44.06	$48.10	$51.68	$47.53
Low	$40.34	$40.00	$42.40	$43.72	$41.06
Closing	$45.24	$44.06	$42.40	$47.02	$45.65
Market capitalization	$334,733	$326,002	$313,720	$347,904	$337,650
Common shares outstanding	7,399,054	7,399,054	7,399,054	7,399,054	7,396,505
Selected ratios:
Return on average stockholders’ equity	9.26%	9.21%	9.81%	8.90%	8.89%
Core return on average stockholders’ equity (1)	9.26%	9.21%	9.79%	8.55%	8.90%
Return on average tangible stockholders’ equity	12.08%	12.10%	12.95%	11.81%	11.84%
Core return on average tangible stockholders’ equity (1)	12.08%	12.10%	12.93%	11.34%	11.85%
Return on average assets	1.13%	1.12%	1.19%	1.08%	1.08%
Core return on average assets (1)	1.13%	1.12%	1.19%	1.03%	1.08%
Stockholders’ equity to total assets	12.28%	12.20%	12.09%	12.06%	12.17%
Efficiency ratio (2)	60.03%	59.42%	57.00%	61.98%	60.69%
Nonperforming assets to loans, net, and foreclosed assets	0.76%	0.55%	0.65%	0.63%	0.72%
Net charge-offs to average loans, net	0.07%	0.02%	0.05%	0.28%	0.07%
Allowance for loan losses to loans, net	1.20%	1.17%	1.15%	1.12%	1.14%
Interest-bearing assets yield (FTE) (3)	4.44%	4.38%	4.25%	4.20%	4.14%
Cost of funds	1.14%	0.99%	0.89%	0.81%	0.74%
Net interest spread (FTE) (3)	3.30%	3.39%	3.36%	3.39%	3.40%
Net interest margin (FTE) (3)	3.58%	3.63%	3.57%	3.58%	3.57%
(1)	See Reconciliation of Non-GAAP financial measures.
(2)

Total noninterest expense less amortization of intangible assets divided by tax-equivalent net interest income and noninterest income less net gains(losses) on investment securities available-for-sale.

(3)	Tax-equivalent adjustments were calculated using the federal statutory tax rate prevailing during the indicated periods of 21%.

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

	Mar 31	Mar 31
Three Months Ended	2019	2018
Interest income:
Interest and fees on loans:
Taxable	$20,103	$17,509
Tax-exempt	1,099	870
Interest and dividends on investment securities:
Taxable	1,012	858
Tax-exempt	562	701
Dividends	19	16
Interest on interest-bearing deposits in other banks	6	40
Total interest income	22,801	19,994
Interest expense:
Interest on deposits	3,411	1,834
Interest on short-term borrowings	813	667
Interest on long-term debt	280	306
Total interest expense	4,504	2,807
Net interest income	18,297	17,187
Provision for loan losses	1,050	1,050
Net interest income after provision for loan losses	17,247	16,137
Noninterest income:
Service charges, fees, commissions	1,999	2,088
Merchant services income	198	250
Commissions and fees on fiduciary activities	507	497
Wealth management income	377	411
Mortgage banking income	148	147
Life insurance investment income	186	187
Net gain on investment securities	1	(8)
Total noninterest income	3,416	3,572
Noninterest expense:
Salaries and employee benefits expense	7,595	6,955
Net occupancy and equipment expense	2,961	2,814
Amortization of intangible assets	192	230
Other expenses	2,742	3,082
Total noninterest expense	13,490	13,081
Income before income taxes	7,173	6,628
Provision for income tax expense	761	774
Net income	$6,412	$5,854
Other comprehensive income (loss):
Unrealized gain (loss) on investment securities available-for-sale	$2,439	$(2,376)
Change in value-interest rate floor	63
Income tax related to other comprehensive income	525	(501)
Other comprehensive income (loss), net of income taxes	1,977	(1,875)
Comprehensive income	$8,389	$3,979
Per share data:
Net income	$0.87	$0.79
Cash dividends declared	$0.34	$0.32
Average common shares outstanding	7,399,054	7,396,505

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

	Mar 31	Dec 31	Sept 30	June 30	Mar 31
Three months ended	2019	2018	2018	2018	2018
Interest income:
Interest and fees on loans:
Taxable	$20,103	$19,806	$18,798	$18,239	$17,509
Tax-exempt	1,099	1,006	919	871	870
Interest and dividends on investment securities available-for-sale:
Taxable	1,012	1,009	998	934	858
Tax-exempt	562	620	639	661	701
Dividends	19	21	16	19	16
Interest on interest-bearing deposits in other banks	6	20	49	42	40
Total interest income	22,801	22,482	21,419	20,766	19,994
Interest expense:
Interest on deposits	3,411	3,211	2,342	1,959	1,834
Interest on short-term borrowings	813	421	809	841	667
Interest on long-term debt	280	302	315	315	306
Total interest expense	4,504	3,934	3,466	3,115	2,807
Net interest income	18,297	18,548	17,953	17,651	17,187
Provision for loan losses	1,050	1,050	1,050	1,050	1,050
Net interest income after provision for loan losses	17,247	17,498	16,903	16,601	16,137
Noninterest income:
Service charges, fees, commissions	1,999	1,822	1,883	1,885	2,088
Merchant services income	198	122	128	309	250
Commissions and fees on fiduciary activities	507	484	570	485	497
Wealth management income	377	399	305	332	411
Mortgage banking income	148	155	163	162	147
Life insurance investment income	186	189	190	191	187
Net gain (loss) on investment securities	1		14	8	(8)
Net gain on sale of credit card loans				291
Total noninterest income	3,416	3,171	3,253	3,663	3,572
Noninterest expense:
Salaries and employee benefits expense	7,595	7,116	6,946	7,390	6,955
Net occupancy and equipment expense	2,961	2,682	2,681	2,720	2,814
Amortization of intangible assets	192	211	220	220	230
Other expenses	2,742	3,364	2,690	3,166	3,082
Total noninterest expense	13,490	13,373	12,537	13,496	13,081
Income before income taxes	7,173	7,296	7,619	6,768	6,628
Income tax expense	761	904	902	811	774
Net income	$6,412	$6,392	$6,717	$5,957	$5,854
Other comprehensive income (loss):
Unrealized gains (losses) on investment securities available-for-sale	$2,439	$2,380	$(1,179)	$(839)	$(2,376)
Change in pension liability		(591)
Change in value-interest rate floor	63	246
Income tax related to other comprehensive income (loss)	525	429	(248)	(176)	(501)
Other comprehensive income (loss), net of income taxes	1,977	1,606	(931)	(663)	(1,875)
Comprehensive income	$8,389	$7,998	$5,786	$5,294	$3,979
Per share data:
Net income	$0.87	$0.86	$0.91	$0.81	$0.79
Cash dividends declared	$0.34	$0.33	$0.33	$0.33	$0.32
Average common shares outstanding	7,399,054	7,399,054	7,399,054	7,396,533	7,396,505

Peoples Financial Services Corp.

Details of Net Interest and Net Interest Margin

(In thousands, fully taxable equivalent basis)

	Mar 31	Dec 31	Sept 30	June 30	Mar 31
Three months ended	2019	2018	2018	2018	2018
Net interest income:
Interest income
Loans, net:
Taxable	$20,103	$19,806	$18,798	$18,239	$17,509
Tax-exempt	1,391	1,274	1,162	1,103	1,101
Total loans, net	21,494	21,080	19,960	19,342	18,610
Investments:
Taxable	1,031	1,047	1,062	991	912
Tax-exempt	711	785	811	837	887
Total investments	1,742	1,832	1,873	1,828	1,799
Interest on interest-bearing balances in other banks	6	3	1	2	2
Federal funds sold
Total interest income	23,242	22,915	21,834	21,172	20,411
Interest expense:
Deposits	3,411	3,211	2,342	1,959	1,834
Short-term borrowings	813	421	809	841	667
Long-term debt	280	302	315	315	306
Total interest expense	4,504	3,934	3,466	3,115	2,807
Net interest income	$18,738	$18,981	$18,368	$18,057	$17,604
Loans, net:
Taxable	4.79%	4.73%	4.57%	4.52%	4.45%
Tax-exempt	3.91%	3.80%	3.74%	3.60%	3.57%
Total loans, net	4.72%	4.66%	4.51%	4.46%	4.38%
Investments:
Taxable	2.25%	2.25%	2.28%	2.22%	2.15%
Tax-exempt	3.17%	3.25%	3.25%	3.25%	3.33%
Total investments	2.55%	2.60%	2.62%	2.60%	2.61%
Interest-bearing balances with banks	2.37%	2.28%	1.05%	2.35%	1.74%
Federal funds sold
Total interest-bearing assets	4.44%	4.38%	4.25%	4.20%	4.14%
Interest expense:
Deposits	0.96%	0.87%	0.69%	0.59%	0.56%
Short-term borrowings	2.70%	2.56%	2.23%	2.06%	1.66%
Long-term debt	3.02%	2.63%	2.57%	2.57%	2.51%
Total interest-bearing liabilities	1.14%	0.99%	0.89%	0.81%	0.74%
Net interest spread	3.30%	3.39%	3.36%	3.39%	3.40%
Net interest margin	3.58%	3.63%	3.57%	3.58%	3.57%

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands)

	Mar 31	Dec 31	Sept 30	June 30	Mar 31
At period end	2019	2018	2018	2018	2018
Assets:
Cash and due from banks	$24,364	$32,569	$40,458	$35,249	$26,699
Interest-bearing balances in other banks	1,688	47	137	130	76
Federal funds sold
Investment securities:
Available-for-sale	270,384	269,682	274,794	275,050	271,378
Equity investments carried at fair value	292	291	291	278	189
Held-to-maturity	8,162	8,361	8,551	8,780	9,028
Loans held for sale		749	98
Loans, net	1,849,602	1,823,266	1,779,445	1,753,389	1,725,781
Less: allowance for loan losses	22,105	21,379	20,413	19,573	19,718
Net loans	1,827,497	1,801,887	1,759,032	1,733,816	1,706,063
Premises and equipment, net	44,728	38,889	37,467	37,148	37,511
Accrued interest receivable	7,211	7,115	6,565	6,802	6,482
Goodwill	63,370	63,370	63,370	63,370	63,370
Other intangible assets, net	2,104	2,296	2,507	2,727	2,948
Other assets	68,144	63,737	64,573	72,276	66,644
Total assets	$2,317,944	$2,288,993	$2,257,843	$2,235,626	$2,190,388
Liabilities:
Deposits:
Noninterest-bearing	$432,830	$410,260	$404,293	$400,518	$394,729
Interest-bearing	1,435,400	1,464,762	1,423,571	1,318,343	1,325,289
Total deposits	1,868,230	1,875,022	1,827,864	1,718,861	1,720,018
Short-term borrowings	109,000	86,500	99,450	187,450	142,500
Long-term debt	37,446	37,906	48,461	48,911	49,265
Accrued interest payable	878	1,195	745	538	518
Other liabilities	17,821	9,756	8,352	10,322	11,463
Total liabilities	2,033,375	2,010,379	1,984,872	1,966,082	1,923,764
Stockholders’ equity:
Common stock	14,798	14,798	14,798	14,798	14,793
Capital surplus	135,393	135,310	135,226	135,143	135,080
Retained earnings	140,478	136,582	132,631	128,356	124,841
Accumulated other comprehensive loss	(6,100)	(8,076)	(9,684)	(8,753)	(8,090)
Total stockholders’ equity	284,569	278,614	272,971	269,544	266,624
Total liabilities and stockholders’ equity	$2,317,944	$2,288,993	$2,257,843	$2,235,626	$2,190,388

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands)

	Mar 31	Dec 31	Sept 30	June 30	Mar 31
Average quarterly balances	2019	2018	2018	2018	2018
Assets:
Loans, net:
Taxable	$1,701,737	$1,662,290	$1,632,012	$1,616,729	$1,596,493
Tax-exempt	144,119	133,100	123,199	122,876	125,142
Total loans, net	1,845,856	1,795,390	1,755,211	1,739,605	1,721,635
Investments:
Taxable	185,696	184,345	184,623	178,957	171,634
Tax-exempt	90,961	95,698	99,142	103,279	107,917
Total investments	276,657	280,043	283,765	282,236	279,551
Interest-bearing balances with banks	1,028	523	377	342	467
Total interest-bearing assets	2,123,541	2,075,956	2,039,353	2,022,183	2,001,653
Other assets	187,537	186,491	198,229	195,919	194,928
Total assets	$2,311,078	$2,262,447	$2,237,582	$2,218,102	$2,196,581
Liabilities and stockholders’ equity:
Deposits:
Interest-bearing	$1,445,861	$1,459,155	$1,351,709	$1,327,036	$1,323,993
Noninterest-bearing	406,733	403,488	405,671	394,461	377,124
Total deposits	1,852,594	1,862,643	1,757,380	1,721,497	1,701,117
Short-term borrowings	121,954	65,192	144,162	163,596	162,965
Long-term debt	37,663	45,503	48,670	49,136	49,486
Other liabilities	17,977	13,794	15,609	15,376	16,054
Total liabilities	2,030,188	1,987,132	1,965,821	1,949,605	1,929,622
Stockholders’ equity	280,890	275,315	271,761	268,497	266,959
Total liabilities and stockholders’ equity	$2,311,078	$2,262,447	$2,237,582	$2,218,102	$2,196,581

Peoples Financial Services Corp.

Asset Quality Data

(In thousands)

	Mar 31	Dec 31	Sept 30	June 30	Mar 31
	2019	2018	2018	2018	2018
At quarter end
Nonperforming assets:
Nonaccrual/restructured loans	$12,803	$8,669	$10,576	$10,424	$11,283
Accruing loans past due 90 days or more	829	923	584	84	435
Foreclosed assets	360	376	342	500	685
Total nonperforming assets	$13,992	$9,968	$11,502	$11,008	$12,403

Three months ended
Allowance for loan losses:
Beginning balance	$21,379	$20,413	$19,573	$19,718	$18,960
Charge-offs	374	202	328	1,398	426
Recoveries	50	118	118	203	134
Provision for loan losses	1,050	1,050	1,050	1,050	1,050
Ending balance	$22,105	$21,379	$20,413	$19,573	$19,718

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except share and per share data)

	Mar 31	Dec 31	Sept 30	June 30	Mar 31
Three months ended	2019	2018	2018	2018	2018
Core net income per share:
Net income GAAP	$6,412	$6,392	$6,717	$5,957	$5,854
Adjustments:
Less: Gain on sale of business line				291
Add: (gains) losses on investment securities	(1)		(14)	(8)	8
Less: (gains) losses on investment securities tax adjustment			(3)	(2)	2
Add: Gain on sale of business line tax adjustment				61
Net income Core	$6,411	$6,392	$6,706	$5,721	$5,860
Average common shares outstanding	7,399,054	7,399,054	7,399,054	7,396,533	7,396,505
Core net income per share	$0.87	$0.86	$0.91	$0.77	$0.79
Tangible book value:
Total stockholders’ equity	$284,569	$279,080	$272,971	$269,544	$266,624
Less: Goodwill	63,370	63,370	63,370	63,370	63,370
Less: Other intangible assets, net	2,104	2,296	2,507	2,727	2,948
Total tangible stockholders’ equity	$219,095	$213,414	$207,094	$203,447	$200,306
Common shares outstanding	7,399,054	7,399,054	7,399,054	7,399,054	7,396,505
Tangible book value per share	$29.61	$28.84	$27.99	$27.50	$27.08
Core return on average stockholders’ equity:
Net income GAAP	$6,412	$6,392	$6,717	$5,957	$5,854
Adjustments:
Less: Gain on sale of business line				291
Add: (gains) losses on investment securities	(1)		(14)	(8)	8
Less: (gains) losses on investment securities tax adjustment			(3)	(2)	2
Add: Gain on sale of business line tax adjustment				61
Net income Core	$6,411	$6,392	$6,706	$5,721	$5,860
Average stockholders’ equity	$280,890	$275,315	$271,761	$268,497	$266,959
Core return on average stockholders’ equity	9.26%	9.21%	9.79%	8.55%	8.90%
Return on average tangible equity:
Net income GAAP	$6,412	$6,392	$6,717	$5,957	$5,854
Average stockholders’ equity	$280,890	$275,315	$271,761	$268,497	$266,959
Less: average intangibles	65,570	65,772	65,987	66,208	66,433
Average tangible stockholders’ equity	$215,320	$209,543	$205,774	$202,289	$200,526
Return on average tangible stockholders’ equity	12.08%	12.10%	12.95%	11.81%	11.84%
Core return on average tangible stockholders’ equity:
Net income GAAP	$6,412	$6,392	$6,717	$5,957	$5,854
Adjustments:
Less: Gain on sale of business line				291
Add: (gains) losses on investment securities	(1)		(14)	(8)	8
Less: (gains) losses on investment securities tax adjustment			(3)	(2)	2
Add: Gain on sale of business line tax adjustment				61
Net income Core	$6,411	$6,392	$6,706	$5,721	$5,860
Average stockholders’ equity	$280,890	$275,315	$271,761	$268,497	$266,959
Less: average intangibles	65,570	65,772	65,987	66,208	66,433
Average tangible stockholders’ equity	$215,320	$209,543	$205,774	$202,289	$200,526
Core return on average tangible stockholders’ equity	12.08%	12.10%	12.93%	11.34%	11.85%
Core return on average assets:
Net income GAAP	$6,412	$6,392	$6,717	$5,957	$5,854
Adjustments:
Less: Gain on sale of business line				291
Add: (gains) losses on investment securities	(1)		(14)	(8)	8
Less: (gains) losses on investment securities tax adjustment			(3)	(2)	2
Add: Gain on sale of business line tax adjustment				61
Net income Core	$6,411	$6,392	$6,706	$5,721	$5,860
Average assets	$2,311,078	$2,262,447	$2,237,582	$2,218,102	$2,196,581
Core return on average assets	1.13%	1.12%	1.19%	1.03%	1.08%

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except share and per share data)

	Mar 31	Mar 31
Three Months Ended	2019	2018
Core net income per share:
Net income GAAP	$6,412	$5,854
Adjustments:
Less: Gain on investment securities	1
Add: Losses on investment securities		8
Less: Losses on investment securities tax adjustment		2
Net income Core	$6,411	$5,860
Average common shares outstanding	7,399,054	7,396,505
Core net income per share	$0.87	$0.79